Financing Arrangements	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Financing Arrangements
Note 5 — FINANCING ARRANGEMENTS
Total debt consisted of the following:

As of December 31, 2018 (In millions)	Principal Amount	Unamortized discount and debt issuance cost	Net debt	Weighted average interest rate
Senior secured revolving credit facility due 2022	$120.1	$—	$120.1	3.35%
Senior secured term loan due 2026	631.0	11.2	619.8	3.80%
5.25% senior notes due 2023	600.0	5.0	595.0	5.25%
Other debt (1)	20.7	—	20.7
Total debt	$1,371.8	$16.2	$1,355.6
Less short-term and current portion of long-term debt	19.4	—	19.4
Total long-term debt, net of current portion	$1,352.4	$16.2	$1,336.2

As of December 31, 2017 (In millions)	Principal Amount	Unamortized discount and debt issuance cost	Net debt	Weighted average interest rate
Senior secured revolving credit facility due 2022	$56.5	$—	$56.5	2.77%
Senior secured term loan due 2026	637.5	8.5	629.0	3.27%
5.25% senior notes due 2023	600.0	6.0	594.0	5.25%
Other debt (1)	29.5	—	29.5
Total debt	$1,323.5	$14.5	$1,309.0
Less short-term and current portion of long-term debt	32.6	—	32.6
Total long-term debt, net of current portion	$1,290.9	$14.5	$1,276.4

(1)	Other debt includes capital lease obligations of $3.4 million and $17.8 million as of December 31, 2018 and 2017, respectively.
On April 11, 2018, the Company entered into a fifth amendment to its senior secured term loan. Under the terms of the amended senior secured term loan, the margin was reduced by 25 basis points to 175 basis points. At the Company's discretion, interest is based upon (i) a margin rate of 175 basis points plus the 1-, 2-, 3-, or 6-month LIBOR, subject to a floor of 75 basis points, or (ii) a margin rate of 75 basis points plus a Prime Rate, subject to a floor of 175 basis points. On November 9, 2018, the Company entered into a sixth amendment to its senior secured term loan, which extended the maturity to 2026. Repayments in the amount of one percent of the aggregate principal amount as of August 3, 2016 are payable annually, while the remaining balance matures on January 30, 2026. The total principal repayments for the year ended December 31, 2018 were $6.5 million.
The Company maintains a senior secured revolving credit facility, which matures on February 24, 2022 and provides a maximum borrowing facility size of $450.0 million, subject to a borrowing base with advances against certain U.S. and Canadian accounts receivable, inventory and other assets as specified in the agreement. The revolving credit facility has a U.S. and a Canadian line of credit. Currently there are no borrowings on the Canadian portion of the facility. Advances under the U.S. portion of our revolving credit facility bear interest, at the Company’s option, at a Base Rate or a LIBOR Rate plus an applicable margin. The Base Rate is a fluctuating rate equal to the greater of (i) the Federal Funds Rate plus one-half percent, (ii) the prevailing LIBOR Rate plus one percent, and (iii) the prevailing Prime Rate. The applicable margins vary based on the Company’s daily average excess availability during the previous quarter. As of December 31, 2018, we had borrowings of $120.1 million under our revolving credit facility, which had remaining availability of $279.4 million. As of December 31, 2017, we had borrowings of $56.5 million under our revolving credit facility, which had remaining availability of $326.2 million.
The agreements governing our revolving credit facility and our senior secured term loan, and the indentures and credit agreements governing other debt, contain a number of customary financial and restrictive covenants that, among other things, limit our ability to: sell or otherwise transfer assets, including in a spin-off, incur additional debt or liens, consolidate or merge with any entity or transfer or sell all or substantially all of our assets, pay dividends or make certain other restricted payments, make investments, enter into transactions with affiliates, create dividend or other payment restrictions with respect to subsidiaries, make capital investments and alter the business we conduct. As of December 31, 2018, we were in compliance with all covenants.
As of December 31, 2018 and 2017, the Company maintained a credit line of $12.0 million and $16.0 million, respectively, with Saudi Hollandi Bank. The credit line has an interest rate equal to the Saudi Arabia Interbank Offered Rate plus a fixed rate of 0.85% and is subject to annual renewal. Borrowings under the credit line were primarily used to fund capital expenditures related to the manufacturing facility in Jeddah, Saudi Arabia. As of December 31, 2018, letters of credit under the credit line were immaterial and borrowings were $10.7 million with a weighted average annual interest rate of 3.35%. As of December 31, 2017, letters of credit under the credit line were $0.2 million and borrowings were $11.7 million with a weighted average annual interest rate of 2.69%. As of December 31, 2018 and 2017, there was remaining availability on the credit line of $1.3 million and $4.1 million, respectively.
The estimated fair value of PolyOne’s debt instruments at December 31, 2018 and 2017 was $1,316.8 million and $1,343.3 million, respectively, compared to carrying values of $1,355.6 million and $1,309.0 million as of December 31, 2018 and 2017, respectively. The fair value of PolyOne’s debt instruments was estimated using prevailing market interest rates on debt with similar creditworthiness, terms and maturities and represent Level 2 measurements within the fair value hierarchy.
Aggregate maturities of the principal amount of debt for the next five years and thereafter are as follows:

(In millions)
2019	$19.4
2020	8.1
2021	7.6
2022	127.3
2023	607.0
Thereafter	602.4
Aggregate maturities	$1,371.8

Included in Interest expense, net for the years ended December 31, 2018, 2017 and 2016 was interest income of $3.1 million, $0.7 million and $0.8 million, respectively. Total interest paid on debt was $61.0 million in 2018, $59.4 million in 2017 and $56.3 million in 2016.